SCHEDULE OF INVESTMENTS

ROYCE GLOBAL VALUE TRUST

MARCH 31, 2023 (UNAUDITED)

	SHARES	VALUE
COMMON STOCKS – 105.0%

Australia – 3.7%
Cochlear [1]	4,000	$634,056
IPH [1]	253,881	1,259,417
Steadfast Group [1]	53,300	208,999
Technology One [1]	40,400	395,512
Total		2,497,984

Bermuda – 1.2%
Bank of N.T. Butterfield & Son	21,000	567,000
James River Group Holdings	11,300	233,345
Total		800,345

Brazil – 1.4%
Odontoprev	171,600	372,422
TOTVS	97,885	543,843
Total		916,265

Canada – 12.8%
Alamos Gold Cl. A	94,100	1,148,835
Altus Group	14,760	626,767
AutoCanada [2]	38,200	561,906
Canaccord Genuity Group	52,500	425,361
Centerra Gold	39,000	251,920
Computer Modelling Group	91,500	491,520
Descartes Systems Group (The) [2,3]	9,360	754,510
FirstService Corporation	1,400	197,386
IMAX Corporation [2]	21,100	404,698
Major Drilling Group International [2]	129,300	1,016,988
Onex Corporation	8,300	388,009
Pan American Silver [3]	12,700	231,140
Pason Systems	71,300	639,933
Sprott	32,642	1,192,888
TELUS Corporation	16,311	323,806
Total		8,655,667

Denmark – 0.2%
Chr. Hansen Holding [1]	1,800	136,604
Total		136,604

France – 0.8%
Esker [1]	1,800	257,003
Interparfums [1]	3,412	257,000
Total		514,003

Germany – 2.2%
Carl Zeiss Meditec [1]	3,400	472,208
CompuGroup Medical [1]	3,300	169,706
STRATEC [1]	3,300	224,325
Vitesco Technologies Group [1,2]	8,100	586,290
Total		1,452,529

Greece – 0.7%
Sarantis [1]	64,500	477,959
Total		477,959

Iceland – 0.3%
Ossur [1,2]	51,000	230,120
Total		230,120

India – 4.8%
AIA Engineering [1]	31,600	1,118,882
Dish TV India [1,2]	2,577,000	407,517
Krsnaa Diagnostics [1]	70,000	393,196
Tarsons Products [1,2]	49,000	317,459
WNS Holdings ADR [2,3,4]	10,500	978,285
Total		3,215,339

Indonesia – 0.2%
Ace Hardware Indonesia [1]	4,000,000	127,833
Total		127,833

Israel – 3.3%
Global-e Online [2]	5,200	167,596
Nova [2,3]	5,700	595,479
Phoenix Holdings [1]	48,500	483,704
Tel Aviv Stock Exchange [1,2]	222,300	972,703
Total		2,219,482

Italy – 1.4%
Carel Industries [1]	35,800	980,066
Total		980,066

Japan – 3.1%
As One [1]	5,600	238,281
Benefit One [1]	13,700	195,833
Fukui Computer Holdings [1]	10,800	223,831
NSD [1]	12,200	219,956
Square Enix Holdings [1]	6,800	326,745
TechnoPro Holdings [1]	7,200	199,553
TKC Corporation [1]	25,500	707,601
Total		2,111,800

Mexico – 0.2%
Becle	63,000	163,933
Total		163,933

Netherlands – 1.3%
IMCD [1]	5,500	900,152
Total		900,152

New Zealand – 0.4%
Fisher & Paykel Healthcare [1]	17,000	283,934
Total		283,934

Norway – 1.7%
Protector Forsikring [1]	70,000	929,556
Tomra Systems [1]	12,000	202,770
Total		1,132,326

Singapore – 0.3%
Midas Holdings [2,5]	400,000	0
XP Power [1]	8,522	214,238
Total		214,238

South Africa – 2.6%
CA Sales Holdings [1,2]	147,597	60,796
Curro Holdings [1]	258,594	114,817
KAL Group [1]	17,606	39,995
PSG Konsult [1]	550,976	374,341
Stadio Holdings [1]	3,686,928	931,780
Transaction Capital [1]	344,100	247,199
Total		1,768,928

Sweden – 4.6%
Biotage [1]	37,900	483,321
Bravida Holding [1]	68,900	775,744
Karnov Group [1,2]	145,381	761,087
OEM International Cl. B [1]	118,850	1,050,544
Total		3,070,696

Switzerland – 1.6%
Kardex Holding [1]	2,400	520,095
LEM Holding [1]	150	322,299
VZ Holding [1]	2,900	237,819
Total		1,080,213

United Kingdom – 12.5%
CentralNic Group [1,2]	137,427	219,868
Diploma [1]	8,200	284,979
DiscoverIE Group [1]	60,800	579,343
FDM Group Holdings [1]	46,800	418,633
Genuit Group [1]	54,600	188,628
Halma [1]	18,700	516,245
Keystone Law Group [1]	95,940	553,864
Learning Technologies Group [1]	342,800	545,667
Marlowe [1,2]	112,600	805,615
Mortgage Advice Bureau Holdings [1]	36,100	330,219
Restore [1]	166,254	553,788
RWS Holdings [1]	45,100	166,371
SThree [1]	146,600	756,054
Vistry Group [1]	236,480	2,284,030
YouGov [1]	18,600	209,050
Total		8,412,354

United States – 43.7%
ACV Auctions Cl. A [2]	39,200	506,072
Air Lease Cl. A [3]	21,161	833,109
APi Group [2,3,4]	63,900	1,436,472
Arcosa	14,060	887,327
Artisan Partners Asset Management Cl. A	33,200	1,061,736
Blue Owl Capital Cl. A	69,100	765,628
Chicken Soup for the Soul Entertainment Cl. A [2]	250,000	500,000
CIRCOR International [2]	26,000	809,120
Diodes [2,3]	7,000	649,320
Element Solutions [3]	36,400	702,884
Enovis Corporation [2]	10,966	586,571
ESAB Corporation	18,666	1,102,601
EVI Industries [2,3]	79,273	1,569,605
FormFactor [2,3]	20,000	637,000
Forrester Research [2,3]	7,500	242,625
GCM Grosvenor Cl. A	119,626	934,279
Griffon Corporation [3]	22,500	720,225
Hagerty Cl. A [2]	39,300	343,482
Hayward Holdings [2]	58,500	685,620
Innospec [3]	6,228	639,429
John Bean Technologies	750	81,967
Kadant [3]	2,960	617,219
KBR [3,4]	22,800	1,255,140
Kennedy-Wilson Holdings	35,700	592,263
Laureate Education	50,000	588,000
Lindsay Corporation [3]	3,519	531,826
MarketWise Cl. A [2]	123,100	227,735
Mesa Laboratories	5,512	963,112
Morningstar [3]	5,358	1,087,835
NewtekOne	45,300	579,840
nLIGHT [2]	73,100	744,158
PAR Technology [2,3]	22,241	755,304
Royal Gold	7,900	1,024,709
SEI Investments [3]	24,050	1,384,078
Transcat [2,3]	16,377	1,463,940
Vontier Corporation [3]	36,900	1,008,846
Ziff Davis [2]	11,900	928,795
Total		29,447,872

TOTAL COMMON STOCKS
(Cost $58,705,770)		70,810,642

REPURCHASE AGREEMENT – 1.0%
Fixed Income Clearing Corporation, 1.44% dated 3/31/23, due 4/3/23, maturity value $644,572 (collateralized by obligations of U.S. Government Agencies, 3.875% due 3/31/25, valued at $657,385)
(Cost $644,495)		644,495

TOTAL INVESTMENTS – 106.0%
(Cost $59,350,265)		71,455,137

LIABILITIES LESS CASH AND OTHER ASSETS – (6.0)%		(4,032,510)

NET ASSETS – 100.0%		$67,422,627

ADR - American Depository Receipt
[1]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities and/or due to the application of fair value factors.

[2]	Non-income producing.

[3]	All or a portion of these securities were pledged as collateral in connection with the Fund's revolving credit agreement as of March 31, 2023. Total market value of pledged securities as of March 31, 2023, was $8,530,201.

[4]	As of March 31, 2023, a portion of these securities, in the aggregate amount of $2,144,501, were rehypothecated by BNP Paribas Prime Brokerage International, Limited in connection with the Fund's revolving credit agreement.

[5]	A security for which market quotations are not readily available represents 0.0% of net assets. This security has been valued at its fair value under procedures approved by the Fund's Board of Directors. This security is defined as a Level 3 security due to the use of significant unobservable inputs in the determination of fair value.

Securities of Global/International Funds are categorized by the country of their headquarters.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $59,411,459. As of March 31, 2023, net unrealized appreciation for all securities was $12,043,678, consisting of aggregate gross unrealized appreciation of $18,246,923 and aggregate gross unrealized depreciation of $6,203,245. The primary cause of the difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

Valuation of Investments:

Royce Global Value Trust, Inc. (the “Fund”), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on February 14, 2011. The Fund commenced operations on October 18, 2013. Royce & Associates, LP, the Fund’s investment adviser, is a majority-owned subsidiary of Franklin Resources, Inc. and primarily conducts business using the name Royce Investment Partners (“Royce”). Investment transactions are accounted for on the trade date. Portfolio securities held by the Fund are valued as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on the valuation date. Investments in money market funds are valued at net asset value per share. Values for non-U.S. dollar denominated equity securities are converted to U.S. dollars daily based upon prevailing foreign currency exchange rates as quoted by a major bank.

Equity securities that are listed on an exchange or Nasdaq, or traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system, are valued: (i) on the basis of their last reported sales prices or official closing prices, as applicable, on a valuation date; or (ii) at their highest reported bid prices in the event such equity securities did not trade on a valuation date. Such inputs are generally referred to as “Level 1” inputs because they represent reliable quoted prices in active markets for identical securities.

If the value of a portfolio security held by the Fund cannot be determined solely by reference to Level 1 inputs, such portfolio security will be “fair valued.” The Fund’s Board of Directors has designated Royce as valuation designee to perform fair value determinations for such portfolio securities in accordance with Rule 2a-5 under the Investment Company Act of 1940 (“Rule 2a-5”). Pursuant to Rule 2a-5, fair values are determined in accordance with policies and procedures approved by the Fund's Board of Directors and policies and procedures adopted by Royce in its capacity as valuation designee for the Fund. Fair valued securities are reported as either “Level 2” or “Level 3” securities.

As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, no assurance can be given that a fair value assigned to a particular portfolio security will be the amount which the Fund might be able to receive upon its current sale. When a fair value pricing methodology is used, the fair value prices used by the Fund for such securities will likely differ from the quoted or published prices for the same securities.

Level 2 inputs are other significant observable inputs (e.g., dealer bid side quotes and quoted prices for securities with comparable characteristics). Examples of situations in which Level 2 inputs are used to fair value portfolio securities held by the Fund on a particular valuation date include:

●	Over-the-counter equity securities other than those traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system (collectively referred to herein as “Other OTC Equity Securities”) are fair valued at their highest bid price when Royce receives at least two bid side quotes from dealers who make markets in such securities;

●	Certain bonds and other fixed income securities may be fair valued by reference to other securities with comparable ratings, interest rates, and maturities in accordance with valuation methodologies maintained by certain independent pricing services; and

●	The Fund uses an independent pricing service to fair value certain non-U.S. equity securities when U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts, and other indications to estimate the fair value of such non-U.S. securities.

Level 3 inputs are significant unobservable inputs. Examples of Level 3 inputs include (without limitation) the last trade price for a security before trading was suspended or terminated; discounts to last trade price for lack of marketability or otherwise; market price information regarding other securities; information received from the issuer and/or published documents, including SEC filings and financial statements; and other publicly available information. Pursuant to the above-referenced policies and procedures, Royce may use various techniques in making fair value determinations based upon Level 3 inputs, which techniques may include (without limitation): (i) workout valuation methods (e.g., earnings multiples, discounted cash flows, liquidation values, derivations of book value, firm or probable offers from qualified buyers for the issuer’s ongoing business, etc.); (ii) discount or premium from market, or compilation of other observable market information, for other similar freely traded securities; (iii) conversion from the readily available market price of a security into which an affected security is convertible or exchangeable; and (iv) pricing models or other formulas. In the case of restricted securities, fair value determinations generally start with the inherent or intrinsic worth of the relevant security, without regard to the restrictive feature, and are reduced for any diminution in value resulting from the restrictive feature. Due to the inherent uncertainty of such valuations, these fair values may differ significantly from the values that would have been used had an active market existed.

A security that is valued by reference to Level 1 or Level 2 inputs may drop to Level 3 on a particular valuation date for several reasons, including if:

●	an equity security that is listed on an exchange or Nasdaq, or traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system, has not traded and there are no bids;

●	Royce does not receive at least two bid side quotes for an Other OTC Equity Security;

●	the independent pricing services are unable to supply fair value prices; or

●	the Level 1 or Level 2 inputs become otherwise unreliable for any reason (e.g., a significant event occurs after the close of trading for a security but prior to the time the Fund prices its shares).

The table below shows the aggregate value of the various Level 1, Level 2, and Level 3 securities held by the Fund as of March 31, 2023. Any Level 2 or Level 3 securities held by the Fund are noted in its Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with owning those securities.

	Level 1	Level 2	Level 3	Total
Common Stocks	$41,725,441	$29,085,201	$0	$70,810,642
Repurchase Agreement	–	644,495	–	644,495

Level 3 Reconciliation:

				Unrealized Gain(Loss)
	Balance as of 12/31/22	Sales	Realized Gain(Loss)	Currently Held Securities	Securities No Longer Held	Balance as of 3/31/23
Common Stocks	$0	$ –	$ –	$0	$ –	$0

Repurchase Agreements:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund as of March 31, 2023, is next business day and continuous.

Borrowings:

The Fund is party to a revolving credit agreement (the “credit agreement”) with BNP Paribas Prime Brokerage International, Limited (BNPPI). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the then-current maximum amount that may be borrowed by the Fund under the credit agreement. The credit agreement has a 179-day rolling term that resets daily. The Fund pledges eligible portfolio securities as collateral and has granted a security interest in such pledged securities to, and in favor of, BNPPI as security for the loan balance outstanding. The amount of eligible portfolio securities required to be pledged as collateral is determined by BNPPI in accordance with the credit agreement. In determining collateral requirements, the value of eligible securities pledged as collateral is subject to discount by BNPPI based upon a variety of factors set forth in the credit agreement. As of March 31, 2023, the market value of eligible securities pledged as collateral exceeded two times the loan balance outstanding.

If the Fund fails to meet certain requirements, or comply with other financial covenants set forth in the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, which may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may terminate the credit agreement upon certain ratings downgrades of its corporate parent, which would result in the Fund’s entire loan balance becoming immediately due and payable. The occurrence of such ratings downgrades may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may also terminate the credit agreement upon sixty (60) calendar days’ prior written notice to the Fund in the event the Fund’s net asset value per share as of the close of business on the last business day of any calendar month declines by thirty-five percent (35%) or more from the Fund’s net asset value per share as of the close of business on the last business day of the immediately preceding calendar month.

The credit agreement also permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPPI on demand. If BNPPI fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPPI for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPPI, the Fund, upon notice to BNPPI, may reduce the loan balance outstanding by the value of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities.

The maximum amount the Fund may borrow under the credit agreement is $4,000,000. The Fund has the right to reduce the maximum amount it can borrow under the credit agreement upon one (1) business day’s prior written notice to BNPPI. In addition, the Fund and BNPPI may agree to increase the maximum amount the Fund can borrow under the credit agreement, which amount may not exceed $15,000,000.

As of March 31, 2023, the Fund had outstanding borrowings of $4,000,000. During the three-month period ended March 31, 2023, the Fund had an average daily loan balance of $4,000,000. As of March 31, 2023, the aggregate value of rehypothecated securities was $2,144,501.

Other information regarding the Fund is available in the Fund’s most recent Report to Stockholders. This information is available through Royce Investment Partners (www.royceinvest.com) and on the Securities and Exchange Commission’s website (www.sec.gov).